UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 14, 2005

                                LITFUNDING CORP.
                                ----------------
             (Exact name of Registrant as specified in its charter)


Nevada                              0-49679                          93-1221399
------                              -------                          ----------
(State or other             (Commission File Number)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

3760 Pecos McLeod, Suite 14, Las Vegas, NV                               89121
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:              (702) 317-1610

ITEM 8.01.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 14, 2005, the Company entered into an Equity Line of Credit Agreement with Dutchess Private Equities Fund L.P., covering the sale of up to $10 million of the Company's common stock over the next thirty six months. The stock may be sold at the Company's discretion, at a four percent (4.0%) discount to the market price of the Company's shares at the time of sale.

The Investment Agreement and the related Registration Rights Agreement are filed as exhibits to this Form 8-K and are incorporated by reference into this Item
8.01. The foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 9.01   EXHIBITS:

EXHIBIT  NUMBER            EXHIBIT  DESCRIPTION

         10.10                      Investment Agreement between the
                                    Company and Dutchess Private
                                    Equities Fund, L.P. dated
                                    January 14, 2005.

         10.11                      Registration Rights Agreement
                                    between the Company and Dutchess
                                    Private Equities Fund, L.P. dated
                                    January 14, 2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 19, 2005.   LITFUNDING CORP.


                                         /s/  Morton Reed
                                    By:  -------------------------------
                                              Morton Reed, President